UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)		July 26, 2007

SELECTIVE INSURANCE GROUP, INC.
(Exact name of registrant as specified in its charter)

New Jersey	0-8641	22-2168890
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Wantage Avenue, Branchville, New Jersey		07890
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(973) 948-3000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02.	Results of Operations and Financial Condition.

On July 26, 2007, Selective Insurance Group, Inc. issued a press release announcing results for the second quarter ended June 30, 2007. The press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, under Item 2.02 to this Report on Form 8-K.

Section 7 – Regulation FD

Item 7.01.	Regulation FD Disclosure.

The July 26, 2007 press release also announced that Selective Insurance Group, Inc.’s Board of Directors approved a stock repurchase program to acquire up to four million shares of its outstanding common stock through July 26, 2009. The press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, under Item 7.01 to this Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release of Selective Insurance Group, Inc. dated July 26, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECTIVE INSURANCE GROUP, INC.

Date: July 26, 2007	By:	/s/ Michael H. Lanza

Michael H. Lanza

Senior Vice President, General Counsel

& Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated July 26, 2007